                                                              EXHIBIT 21.1

                                                              March 17, 1995

ALABAMA                                                                  COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiary
                 SCI Alabama Funeral Services, Inc.---------------------------------100%
                          EC Land Company, Inc.-------------------------------------100%
                          Mobile Memorial Gardens Funeral Home, Inc.----------------100%
ALASKA                                                                   COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiary
                 Alaskan Memorial Parks, Inc.---------------------------------------100%
                          Alaska Memorial Services, Inc.----------------------------100%
                          Moll Enterprises, Inc.------------------------------------100%
                 SCI Alaska Funeral Services, Inc.----------------------------------100%
ARIZONA                                                                  COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.)
                 National Cremation Society, Inc.-----------------------------------100%
                 SCI Arizona Funeral Services, Inc.---------------------------------100%
ARKANSAS                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp)
                 SCI Arkansas Funeral Services, Inc.--------------------------------100%
                 The East Funeral Benefit Assurance Company-------------------------100%
CALIFORNIA                                                               COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
                 Eternal Hills Cemetery Association---------------------------------100%
                 Fremont Cemetery Corporation---------------------------------------100%
                 Greenwood Memorial Park, Inc.--------------------------------------100%
                 Hong Kong Funeral Homes--------------------------------------------100%
                 International Funeral Parlours-------------------------------------100%
                 Lima-Salmon-Erickson, Inc.-----------------------------------------100%
                 Maridon, Inc.------------------------------------------------------100%
                 Mish Acquisition Corporation---------------------------------------100%
                 Mt. View Cemetery of San Bernardino--------------------------------100%
                          Green Acres Memorial Park and Mortuary--------------------100%
                 Oak Hill Improvement Company---------------------------------------100%
                 Ocean View Cemetery------------------------------------------------100%
                          Redding Memorial Park-------------------------------------100%
                 Pierce Brothers----------------------------------------------------100%
                          Pierce Brothers Crematorium-------------------------------100%
                          Pierce Holdings (California), Inc.------------------------100%
                          Ted M. Mayr Funeral Home, Inc. ---------------------------100%
                 SCI California Funeral Services, Inc.------------------------------100%
                          Acheson & Graham Mortuary, Inc.---------------------------100%
                          CWFD, Inc.------------------------------------------------100%
                         *Eden Memorial Park Association---------------------------- -0-
                          Joshua Memorial Park--------------------------------------100%
                          LaFamCo, Inc.---------------------------------------------100%
                          Malinow & Silverman, Inc.---------------------------------100%
                          Mount Vernon Memorial Park--------------------------------100%
                          SCI Western Region, Inc.----------------------------------100%
                         *Sierra View Memorial Park--------------------------------- -0-
                          World Funeral Home----------------------------------------100%
                 Turner & Stevens Company-------------------------------------------100%
COLORADO                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiary
                 SCI Colorado Funeral Services, Inc.--------------------------------100%
                          Caldwell-Gibson Corporation-------------------------------100%
                          SCI Northwest Region, Inc.--------------------------------100%
CONNECTICUT                                                              COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiary
                          SCI Connecticut Funeral Services, Inc.--------------------100%
                          Donald D. Sagarino Funeral Home, Inc.---------------------100%
DELAWARE                                                                 COMMON OWNERSHIP
    *Hillcrest Memorial Company----------------------------------------------------- -0-
         Provident Services, Inc.---------------------------------------------------100%
                 Franklin Funeral Services, Inc.------------------------------------100%
                 Provident Credit Corp.---------------------------------------------100%
         SCI Aviation, Inc.---------------------------------------------------------100%
         SCI Finance Management Inc.------------------------------------------------100%
         SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
                 First Memorial Funeral Services, Inc.------------------------------100%
                 IFC-Boyertown, Inc.------------------------------------------------100%
                 Memorial Guardian Plans, Inc.--------------------------------------100%
                 SCI Funeral Services, Inc.-----------------------------------------100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

                 SCI Georgia Funeral Services, Inc.---------------------------------100%
                 SCIT Holdings, Inc.------------------------------------------------100%
                 SCI Missouri Funeral Services, Inc. (Missouri Corp.)
                          Delaware subsidiary
                          IFC-York, Inc.--------------------------------------------100%
         SCI International Limited--------------------------------------------------100%
         SCI Special, Inc.----------------------------------------------------------100%
                 SCI Capital Corporation--------------------------------------------100%
                          Investment Capital Corporation (Texas Corp.) Delaware
                                  subsidiary
                                  Equity Corporation International-----------------42.5%
                                  IFC-YP, Inc.--------------------------------------100%
                 SCI Management Corporation-----------------------------------------100%
                          International Funeral Services, Inc.----------------------100%
DISTRICT OF COLUMBIA                                                     COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiary
                 SCI District of Columbia Funeral Services, Inc.--------------------100%
FLORIDA                                                                  COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiary
                 SCI Funeral Services of Florida, Inc.------------------------------100%
                          AAA Cremation Society (FL partnership)---------------80.81070%
                          Dorsey Funeral Home, Inc.---------------------------------100%
                          I. J. Morris of Florida, Inc.-----------------------------100%
                          Menorah Partnership----------------------------------80.81070%
                          Sharon Gardens Limited Partnership-------------------80.81070%
                          Zak of Jacksonville, Inc.---------------------------------100%
                 SCI Funeral Services of New York, Inc. (New York Corp.) Florida
                          subsidiary
                          Sharon Gardens Limited Partnership-------------------19.18930%
                                  Kirschenbaum Bros. Inc. (New York Corp.) Florida
                          subsidiary
                                  AAA Cremation Society (FL partnership)-------19.18930%
                                  Menorah Partnership--------------------------19.18930%
GEORGIA
                                                                         COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
                 SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia
                          subsidiary
                          Allen Crematory, Inc.-------------------------------------100%
                          H.M. Patterson & Son, Inc.--------------------------------100%
                          SCI Georgia Land, Inc.------------------------------------100%
                          SCI Southeast Region, Inc.--------------------------------100%
                          Smith Memory Chapel, Inc.---------------------------------100%
                          Striffler-Hamby Mortuary, Inc.----------------------------100%
HAWAII                                                                   COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
                 Memorial Guardian Plans, Inc.--------------------------------------100%
                 SCI Hawaii Funeral Services, Inc.----------------------------------100%
                     *Hawaiian Memorial Park Cemetery-------------------------------100%
                                  Garden Life Plan, Ltd.-----------------------------50%
                                  Hawaiian Memorial Life Plan, Ltd.-----------------100%
                                           Hawaii Funeral Home, Ltd.-----------------81%
                                           Kauai Mortuary, Inc.----------------------99%
IDAHO
NO SUBSIDARIES
ILLINOIS                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiaries
                 Rosehill Memorials, Inc.-------------------------------------------100%
                 SCI Illinois Services, Inc.----------------------------------------100%
                          Fortuna Bros. Funeral Home, Ltd---------------------------100%
                          IFS Illinois, Inc.----------------------------------------100%
                          M&SFH, Inc.-----------------------------------------------100%
                          Martin Funeral Home, Ltd.---------------------------------100%
                          SCI Great Lakes Region, Inc.------------------------------100%
                          Valhalla Development Corporation--------------------------100%
                          Valhalla Memorial Park, Inc.------------------------------100%
                          Vault Company of Illinois, Inc.---------------------------100%
INDIANA                                                                  COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Indiana subsidiary
                 SCI Indiana Funeral Services, Inc.---------------------------------100%
                          Thornburg-Lightner, Inc.----------------------------------100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

IOWA                                                                     COMMON OWNERSHIP
         SCI Funeral Services, Inc.-------------------------------------------------100%
                 Bunker's Eden Vale, Inc.-------------------------------------------100%
                 SCI Iowa Funeral Services, Inc.------------------------------------100%
KANSAS                                                                   COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiaries
                 SCI Kansas Funeral Services, Inc.----------------------------------100%
                 Services of Kansas, Inc.-------------------------------------------100%
KENTUCKY                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
                 SCI Kentucky Funeral Services, Inc.--------------------------------100%
                          Arch L. Heady and Son Funeral Homes, Inc.-----------------100%
                          Resthaven Memorial Cemetery, Inc.-------------------------100%
                                  Resthaven Funeral Home, Inc.----------------------100%
                         *Resthaven Memorial Park and Cemetery Association---------- -0-
LOUISIANA
                                                                         COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
                 SCI Louisiana Funeral Services, Inc.-------------------------------100%
                          Banner, Inc.----------------------------------------------100%
MAINE                                                                    COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiary
                 SCI Maine Funeral Services, Inc.-----------------------------------100%
MARYLAND                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
                 Hubbard Funeral Home, Inc.-----------------------------------------100%
                          Danzansky-Goldberg Memorial Chapels, Inc.-----------------100%
                          Gary L. Kaufman Funeral Home of Elkridge, Inc.------------100%
                          Gary L. Kaufman Funeral Home Southwest, Inc.--------------100%
                          Tyson Wheeler Funeral Home, Inc.--------------------------100%
MASSACHUSETTS                                                            COMMON OWNERSHIP
         Provident Services, Inc. (Delaware Corp.) Massachusetts subsidiary
                 PSI Massachusetts, Inc.--------------------------------------------100%
         SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiary
                 Stanetsky Holding Company, Inc.------------------------------------100%
                          Stanetsky Memorial Chapels, Inc.---------------------------40%
MICHIGAN                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiaries
                 Michigan Cemeteries, Inc.------------------------------------------100%
                 SCI Michigan Funeral Services, Inc.--------------------------------100%
MINNESOTA                                                                COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiary
                 SCI Minnesota Funeral Services, Inc.-------------------------------100%
                          Crystal Lake Cemetery Association-------------------------100%
                          Scott Mueller Service Corp.-------------------------------100%
MISSISSIPPI                                                              COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiary
                 SCI Mississippi Funeral Services, Inc.-----------------------------100%
                          White Funeral Homes, Inc.---------------------------------100%
MISSOURI                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiary
                 SCI Missouri Funeral Services, Inc.--------------------------------100%
                          Memorial Guardian Plans, Inc.-----------------------------100%
MONTANA
         NO SUBSIDIARIES
NEBRASKA                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
                 SCI Nebraska Funeral Services, Inc.--------------------------------100%
NEVADA                                                                   COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiary
                 Ross, Burke & Knobel Mortuary--------------------------------------100%
NEW HAMPSHIRE
         NO SUBSIDIARIES
NEW JERSEY                                                               COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiary
                 SCI New Jersey Funeral Services, Inc.------------------------------100%
                          Garden State Crematory, Inc.------------------------------100%
                          Riotto Funeral Home---------------------------------------100%
NEW MEXICO                                                               COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp) New Mexico
                 subsidiary
                          Ensure Agency of New Mexico, Inc.-------------------------100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

                 SCI New Mexico Funeral Services, Inc.------------------------------100%
                          LaGrone Funeral Chapel of Ruidoso, Inc.-------------------100%
                          LaGrone Funeral Chapel, Inc.------------------------------100%
                          Vista Verde Memorial Park, Inc.---------------------------100%
NEW YORK                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiary
                 SCI Funeral Services of New York, Inc.-----------------------------100%
                          Chas. Peter Nagel Inc.------------------------------------100%
                          Eternal Memorialization, Inc.-----------------------------100%
                          Frederick Funeral Home, Inc.------------------------------100%
                          I. J. Morris, Inc.----------------------------------------100%
                          Kirschenbaum Bros. Inc.-----------------------------------100%
                          Monuments by I. J. Morris Inc.----------------------------100%
                          SCI Eastern Region, Inc.----------------------------------100%
                          Tebbutt Funeral Home, Inc.--------------------------------100%
                          Thomas M. Quinn & Sons, Inc.------------------------------100%
                                  George Werst, Inc.--------------------------------100%
                                  Werst Realty Co. Inc.-----------------------------100%
                          Walter B. Cooke, Inc.-------------------------------------100%
                                  E. C. Waldeck Home for Funerals, Inc.-------------100%
                                  Fred Herbst Sons, Inc.----------------------------100%
NORTH CAROLINA                                                           COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
                 SCI North Carolina Funeral Services, Inc.--------------------------100%
                          Bryant Funeral Home, Inc.---------------------------------100%
                          The P.E. Moody Funeral Home, Inc.-------------------------100%
NORTH DAKOTA                                                             COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) North Dakota subsidiary
                 Memorial Guardian Plans, Inc.--------------------------------------100%
OHIO                                                                     COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiary
                          Ensure Agency of Ohio, Inc.-------------------------------100%
                 SCI Ohio Funeral Services, Inc.-------------------------------------90%
                         *Miami Valley Memory Gardens Association, Inc.------------- -0-
                         *Sunset Hills Burial Park Association --------------------- -0-
OKLAHOMA                                                                 COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
                 AED, Inc.----------------------------------------------------------100%
                          Memorial Gardens Association------------------------------100%
                          RMG Trust-------------------------------------------------100%
                                  Resthaven Memory Gardens of Oklahoma City Trust---100%
                          Rose Hill Burial Park, a Trust----------------------------100%
                 IFC-YP, Inc. (Delaware Corp) Oklahoma subsidiary
                          IFC-Amedco, Inc. -----------------------------------------100%
                 SCI Oklahoma Funeral Services, Inc.--------------------------------100%
                          Memory Gardens, Inc.--------------------------------------100%
                          Primrose Funeral Home, Inc.-------------------------------100%
                          SSP Limited Liability Company------------------------------50%
                                  SSP Insurance Agency, Inc.------------------------100%
                          Sunset Memorial Park Cemetery, Inc.-----------------------100%
                          Sunset Memorial Park Cemetery Trust-----------------------100%
                          Woodland Memorial Company---------------------------------100%
                 Sentinel Security Plans, Inc.(Virginia Corp.) Oklahoma Subsidiary
                          SSP Limited Liability Company------------------------------50%
OREGON                                                                   COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                 Lincoln Memorial Park, Inc.----------------------------------------100%
                 SCI Oregon Funeral Services, Inc.----------------------------------100%
                          Uniservice Corporation------------------------------------100%
                                  Heritage Reserve Company--------------------------100%
PENNSYLVANIA                                                             COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                 Grandview Cemetery Associates (a Pennsylvania Limited
                   Partnership)------------------------------------------------------70%
                 Memorial Guardian Plans, Inc.( Delaware Corp) Pennsylvania
                          subsidiary
                          Ensure Agency of Pennsylvania, Inc.-----------------------100%
                 SCI Pennsylvania Funeral Services, Inc.----------------------------100%
                          Auman Funeral Home, Inc.----------------------------------100%
                          Ed Melenyzer Co.------------------------------------------100%
                          Funeral Corporation Pennsylvania--------------------------100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

                                  Frank E. Lanterman & Robert M. Allen
                                           Funeral Home, Inc.-----------------------100%
                          Theo. C. Auman, Inc.--------------------------------------100%
                                  Auman's, Inc.-------------------------------------100%
                                  Forest Hills Memorial Park, Inc.------------------100%
                                  Francis F. Seidel, Inc.---------------------------100%
                                  Memorial Services Planning Corporation------------100%
RHODE ISLAND
         NO SUBSIDIARIES
SOUTH CAROLINA                                                           COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiary
                 SCI South Carolina Funeral Services, Inc.--------------------------100%
                          Woodlawn Memorial Park------------------------------------100%
                                  Greenville Vault Co., Inc.------------------------100%
SOUTH DAKOTA
         NO SUBSIDIARIES
TENNESSEE                                                                COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
              *New Gray Cemetery---------------------------------------------------- -0-
              SCI Tennessee Funeral Services, Inc.----------------------------------100%
                          Chattanooga Memorial Park---------------------------------100%
                          Forest Lawn Funeral Home of Nashville, Inc.---------------100%
                          George A. Smith and Sons, Inc.----------------------------100%
                          George E. Crone Monument Company, Inc.--------------------100%
                          Legram, Inc.----------------------------------------------100%
                          Lily of the Valley, Inc.----------------------------------100%
                          Lynnhurst Cemetery, Inc.----------------------------------100%
                          Memorial Guardian Plans, Inc.-----------------------------100%
                          Memphis Memory Gardens, Inc.------------------------------100%
                          Woodlawn Funeral Home, Inc.-------------------------------100%
                          Woodlawn Memorial Park, Inc.------------------------------100%
TEXAS                                                                    COMMON OWNERSHIP
    *American Funeral Service Museum------------------------------------------------ -0-
    *Commonwealth Institute of Funeral Service-------------------------------------- -0-
         SCI Finance LLC-(TX limited liability company)-----------------------------100%
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                 SCIT Holdings, Inc. (Delaware Corp.) Texas owned subsidiaries
                          Moore & Sons Funeral Home and Cemetery, Inc.--------------100%
                          SCI Texas Funeral Services, Inc.--------------------------100%
                                  EFH, Inc.-----------------------------------------100%
                                  Grand View Memorial Park, Inc.--------------------100%
                                  McDonald Acquisition Corp.------------------------100%
                                           McDonald Funeral Home, Inc.---------------80%
                                  SCI Gulf Region, Inc.-----------------------------100%
                                  SCI Holdings of Texas, Inc.-----------------------100%
                                  Shannon Shield, Inc.------------------------------100%
                          Shannon Funeral Chapels, Inc.-----------------------------100%
                                  The New Rose Hill Memorial Park, Inc.-------------100%
                 Stillbrooke Corporation of Tennessee-------------------------------100%
         SCI Special, Inc. (Delaware Corp.)
                 SCI Capital Corporation (Delaware Corp.) Texas subsidiaries
                          Great Lakes, Inc.-----------------------------------------100%
                          Inscorp Special Risks, Inc.-------------------------------100%
                          Investment Capital Corporation----------------------------100%
UTAH                                                                     COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Utah subsidiary
                 SCI Utah Funeral Services, Inc.------------------------------------100%
                          Early Investment Company----------------------------------100%
                          Evans & Early, Inc.---------------------------------------100%
                                  Eastman's Evans & Early---------------------------100%
                                  Evans & Early Cremations Services, Inc.-----------100%
VERMONT
         NO SUBSIDIARIES
VIRGINIA                                                                 COMMON OWNERSHIP
    *Forest Lawn Cemetery Company--------------------------------------------------- -0-
         SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp)
                          Sentinel Security Plans, Inc.-----------------------------100%
                 SCI Virginia Funeral Services, Inc.--------------------------------100%
                          National Mausoleum Corporation----------------------------100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

WASHINGTON                                                               COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiary
                 SCI Washington Funeral Services, Inc.------------------------------100%
                          Uniservice Corporation (Oregon Corp.) Washington subsidiary
                                  Forest Interment Rights, Inc.---------------------100%
WEST VIRGINIA                                                            COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiaries
                 SCI West Virginia Funeral Services, Inc.---------------------------100%
WISCONSIN                                                                COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiary
                 Cemetery Services, Inc.--------------------------------------------100%
                    **Appleton Highland Memorial Park, Inc.------------------------- **
                     *Nicolet Memorial Gardens Association-------------------------- -0-
                          West Lawn Memorial Park-----------------------------------100%
                 SCI Wisconsin Funeral Services, Inc.-------------------------------100%
                          Bruch Funeral Home, Inc.----------------------------------100%
WYOMING                                                                  COMMON OWNERSHIP
         SCI Funeral Services, Inc. (Iowa Corp.) Wyoming subsidiary
                 Memorial Guardian Plans, Inc.--------------------------------------100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database

AUSTRALIA                                                                COMMON OWNERSHIP
         SCI International Limited (Delaware Corp.) Australia subsidiary
                 Service Corporation International Australia Pty., Ltd.-------------100%
                          New South Wales Cremation Company Pty., Ltd.--------------100%
CANADA                                                                   COMMON OWNERSHIP
         S.C.I.C. Holdings Ltd.-(Federal)-------------------------------------------100%
                 Service Corporation International (Canada) Limited-(Federal)-70%
                          3051391 Canada, Inc.-(Federal)----------------------------100%
                                  Placements Darche, Inc.-(Quebec)------------------100%
                                           Ed. Darche & Fils, Inc.-(Quebec)---------100%
                                                   Henri Guerin Inc.-(Quebec)-------100%
                          Award Limousine Services, Inc.-(Ontario)------------------100%
                          Can Ensure Group, Inc.-(Federal)--------------------------100%
                          Day's Garden Chapel Funeral Home-(B.C.)-------------------100%
                          Hetherington and Deans Limited-(Ontario)------------------100%
                          Hong Kong Funeral Homes B.C. Ltd-(British Columbia)-------100%
                          International Funeral Parlours B.C. Ltd-(B.C.)------------100%
                          Kaye Funeral Home Limited-(Ontario)-----------------------100%
                          Lakeview Memorial Gardens Cemetery-(B.C.)-----------------100%
                          Maison Funeraire Beauchamp Ltee-(Quebec)------------------100%
                                  Funeraire Beauchamp Ltee-(Quebec)-----------------100%
                                  Les Services Thanatologiques D. Beauchamp Inc.-(Q)100%
                          Markey Investments, Inc.-(Ontario)------------------------100%
                          McEvoy Shields Funeral Homes Ltd.-(Ontario)---------------100%
                          Nault & Caron Inc.-(Quebec)-------------------------------100%
                          P.M. & D. Berube & Fils Inc.-(Quebec)---------------------100%
                          Residence Funeraire Gilles Marmen-------------------------100%
                          Residence Funeraire V. Fortin-----------------------------100%
                          Rose Garden Ventures, Ltd.-(Alberta)----------------------100%
                          S.C.I.C. (B.C.) Holdings Limited-(British Columbia)-------100%
                          Shadow Mountain Development Corporation-(B.C)-------------100%
                          Sycamore Properties Limited (British Columbia)------------100%
                          The Markey Family Funeral Homes Limited-(Ontario)---------100%
                          The Thorpe Brothers Funeral Home Co. Limited-(Ontario)----100%
                          World Funeral Home B.C. Ltd.-(British Columbia)-----------100%
UNITED KINGDOM                                                           COMMON OWNERSHIP
         SCI International Limited (Delaware Corp.) United Kingdom subsidiary
                 Service Corporation International PLC------------------------------100%
                          Great Southern Group PLC----------------------------------100%
                                  Family Funeral Directors Limited------------------100%
                                  The Crematorium Limited---------------------------100%
                                  TJ Davies & Sons Limited---------------------------75%
                          JD Fields & Sons------------------------------------------100%
                          Plantsbrook Group PLC-------------------------------------100%
                                  Hodgson Holdings PLC------------------------------100%
                                  Kenyon Securities PLC-----------------------------100%





* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database
                                       7